Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT
Dated as of October 17, 2013
among
KANSAS CITY POWER & LIGHT COMPANY,
as the Borrower,
CERTAIN LENDERS,
BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., and UNION BANK, N.A.,
as Syndication Agents
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender and an Issuer
WELLS FARGO SECURITIES, LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
J.P. MORGAN SECURITIES LLC, and
UNION BANK, N.A.,
as Joint Lead Arrangers and Joint Book Managers

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of October 17, 2013 (this “Agreement”) is entered into among Kansas City Power & Light Company, a Missouri corporation (the “Borrower”), the lenders party hereto designated as “Continuing Lenders” on its signature page (the “Continuing Lenders”), the lenders party hereto designated as “Exiting Lenders” on its signature page (the “Exiting Lenders”), Bank of America, N.A., JPMorgan Chase Bank, N.A., and Union Bank, N.A., as Syndication Agents and Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and an Issuer (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).
RECITALS
WHEREAS, the Borrower, the lenders party thereto, Union Bank, N.A. and Wells Fargo Bank, National Association, as Syndication Agents and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of August 9, 2010 (as amended by the First Amendment to Credit Agreement, dated as of December 9, 2011, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below; and
WHEREAS, Wells Fargo Bank, National Association has agreed to replace Bank of America, N.A. as the Administrative Agent under the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments. The Credit Agreement is hereby amended as follows:
(a)    The definition of “Administrative Agent” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Administrative Agent” means Wells Fargo in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.
(b)    The definition of “Administrative Agent’s Fee Letter” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Administrative Agent’s Fee Letter” means that certain fee letter dated September 11, 2013 among Wells Fargo, Wells Fargo Securities, the Borrower, KCPL GMO and Great Plains.

(c)    The definition of “Alternate Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting all references to “Bank of America” therein and substituting therefor “Wells Fargo”.
(d)    The definition of “Arrangers” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Arrangers” means Wells Fargo Securities, MLPFS, JPMS, and Union Bank, N.A. and “Arranger” means any one of them.
(e)    The definition of “Eurodollar Base Rate” in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
(a)    for any interest rate calculation with respect to an Eurodollar Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period (rounded, upward if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then “Eurodollar Base Rate” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period.
(b)    for any interest rate calculation with respect to a Floating Rate Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to one month (commencing on the date of determination of such interest rate) which appears on the Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page) then “Eurodollar Base Rate” for such Floating Rate Loan shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination.
(f)    The definition of “Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Facility Termination Date” means (a) the later of (i) October 17, 2018 and (ii) with respect to some or all of the Lenders if the Facility Termination Date is extended pursuant to Section 2.21, such extended Facility Termination Date or (b) any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.
(g)    The definition of “FATCA” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
(h)    The definition of “Federal Funds Rate” in Section 1.1 of the Credit Agreement is hereby amended by deleting all references to “Bank of America” therein and substituting therefor “Wells Fargo”.
(i)    The definition of “Fee Letter” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Fee Letter” means that certain passive arrangers fee letter dated September 11, 2013 among Bank of America, MLPFS, JPMS, JPMorgan Chase Bank, N.A., Union Bank and the Borrower, Great Plains and KCPL GMO.
(j)    The definition of “Great Plains Credit Agreement” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Great Plains Credit Agreement” means that certain Credit Agreement dated as of the Closing Date among Great Plains, the financial institutions party thereto, Bank of America, JPMorgan Chase and Union Bank, as syndication agents and Wells Fargo, as administrative agent, as amended or modified from time to time.
(k)    The definition of “Issuer” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Issuer” means each of Wells Fargo, Bank of America, JPMorgan Chase and Union Bank and any other Lender selected by the Borrower with the approval of the Administrative Agent (except with respect to any selection for which such approval is not required pursuant to Section 2.19(n)), in each case, in its capacity as an issuer of Letters of Credit hereunder and includes, without limitation, any Lender appointed by the Borrower (with the consent of the Administrative Agent, except with respect to any selection for which such approval is not required pursuant to Section 2.19(n)) as such by notice to the Lenders as a replacement for any Issuer who at the time of such appointment is a Defaulting Lender. For the avoidance of doubt, any Lender (other than Wells Fargo, Bank of America,

JPMorgan Chase and Union Bank) approached to become an issuer of Letters of Credit may elect or decline, in its sole discretion, to become an issuer. Notwithstanding the foregoing JPMorgan Chase shall be the Issuer with respect to those Existing Letters of Credit identified on Part A of Schedule II.
(l)    The definition of “KCPL GMO Credit Agreement” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“KCPL GMO Credit Agreement” means that certain Credit Agreement dated as of the Closing Date among KCPL GMO, the financial institutions party thereto, Bank of America, JPMorgan Chase and Union Bank, as syndication agents and Wells Fargo, as administrative agent, as amended or modified from time to time.
(m)    The definition of “Swing Line Lender” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Swing Line Lender” means Wells Fargo in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.
(n)    The definition of “Syndication Agents” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:
“Syndication Agents” means Bank of America, JPMorgan Chase and Union Bank, each in its capacity as syndication agent hereunder, and not in its individual capacity as a Lender, and any successor thereto.
(o)    The following definition of “Anti-Corruption Laws” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower and its Affiliates concerning or relating to bribery or corruption
(p)    The following definition of “Designated Person” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Designated Person” means any Person listed on a Sanctions List.

(q)    The following definition of “Group” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Group” means the Borrower and its subsidiaries from time to time.
(r)    The following definition of “JPMorgan Chase” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“JPMorgan Chase” means JPMorgan Chase Bank, N.A.
(s)    The following definition of “JPMS” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows
“JPMS” means J.P. Morgan Securities, LLC.
(t)    The following definition of “OFAC” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control, and any successor thereto.
(u)    The following definition of “Sanctioned Country” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Sanctioned Country” means a country or territory which is at any time subject to Sanctions.
(v)    The following definition of “Sanctions” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Sanctions” means:
(a)    economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government and administered by OFAC, and
(b)    economic or financial sanctions imposed, administered or enforced from time to time by the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury.
(w)    The following definition of “Sanctions List” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Sanctions List” means any of the lists of specifically designated nationals or designated persons or entities (or equivalent) held by the U.S. government and administered by OFAC, the U.S. State Department, the U.S. Department of Commerce or the U.S. Department of the Treasury or the United Nations Security Council or any similar list maintained by any other U.S. government entity, in each case as the same may be amended, supplemented or substituted from time to time.
(x)    The following definition of “Second Amendment Effective Date” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” shall have the meaning set forth in the Second Amendment to Credit Agreement dated October 17, 2013.
(y)    The following definition of “Wells Fargo Securities” is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Wells Fargo Securities” means Wells Fargo Securities, LLC.
(z)    The definition of “BTMU” is hereby deleted from Section 1.1 of the Credit Agreement in its entirety and each reference to “BTMU” in the Credit Agreement is hereby amended to read “Union Bank”.
(aa)    Section 2.2 of the Credit Agreement is hereby amended to read as follows:
The Borrower shall (a) repay the principal amount of all Advances made to it on the earlier of (i) the Facility Termination Date or (ii) 364 days after the applicable Borrowing Date, and (b) deposit into the LC Collateral Accounts on the Facility Termination Date an amount in immediately available funds equal to the aggregate stated amount of all Letters of Credit that will remain outstanding after the Facility Termination Date.
(bb)    Section 2.5 of the Credit Agreement is hereby amended to replace any reference to “Commitment Fee” with “commitment fee”.
(cc)    Section 2.22(b) of the Credit Agreement is hereby amended to replace any reference to “Bank of America” with “Wells Fargo”.
(dd)    Article V of the Credit Agreement is hereby amended by adding a new Section 5.20 to read as follows:
5.20    OFAC.
(a)    The Borrower and its Subsidiaries have conducted their business in compliance with Anti-Corruption Laws.
(b)    None of the Borrower or its Subsidiaries or, to their knowledge, their respective directors or officers, acting or benefiting in any capacity in connection with the Loans:
(i)     is a Designated Person;
(ii)     is a Person that is owned or controlled by a Designated Person;
(iii)     is located, organized or resident in a Sanctioned Country; or

(iv)     has directly or indirectly engaged in, or is now directly or indirectly engaged in, any dealings or transactions (1) with any Designated Person, (2) in any Sanctioned Country, or (3) otherwise in violation of Sanctions.
(ee)    Section 6.12(n) of the Credit Agreement is hereby amended to read as follows:
(n)    Liens on (including Liens arising out of the sale of) accounts receivable and/or contracts which will give rise to accounts receivable of the Borrower;
(ff)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.18 to read as follows:
6.18    OFAC Compliance.
(a)    The Borrower shall not, and shall ensure that none of its Subsidiaries will, directly or indirectly use the proceeds of the Loans: (i) for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977; or (ii) to fund, finance or facilitate any activities, business or transaction of or with any Designated Person or in any Sanctioned Country, or otherwise in violation of Sanctions, as such Sanctions Lists or Sanctions are in effect from time to time.

(b)    The Borrower shall not, and shall ensure that none of its Subsidiaries will, knowingly use funds or assets obtained directly or indirectly from transactions with or otherwise relating to (i) Designated Persons, or (ii) any Sanctioned Country, to pay or repay any amount owing to any Lender under any of the Loan Documents.

(c)    The Borrower shall, and shall ensure that each of its Subsidiaries will conduct its business in all material respects in compliance with Anti-Corruption Laws.

(d)    Borrower shall, and shall ensure that each of its Subsidiaries will, comply in all material respects with all domestic laws, rules and regulations (including the USA Patriot Act) now or hereafter applicable to Loans, the transactions underlying such Loans (including without limitation licensing requirements for the export or import of related goods or services) or Borrower's execution, delivery and performance of the Loan Documents.

(gg)    Section 12.1(f) of the Credit Agreement is hereby amended to read as follows:
“Any Lender may at any time pledge or assign a security interest in all or any portion of its right under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or central banks; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.”
(hh)    Schedule I to the Credit Agreement is hereby amended to read as shown in Schedule I attached to this Agreement.
(ii)    Schedule IV to the Credit Agreement is hereby amended to read as shown in Schedule IV attached to this Agreement.
(jj)    Exhibits A, B, C, D and E to the Credit Agreement are hereby amended to replace any reference therein to “Bank of America” with “Wells Fargo”.
(kk)    The CUSIP number appearing on the cover page to the Credit Agreement is hereby deleted in its entirety and amended to read as follows:

Published CUSIP Number:	48513MAE0
Revolving Credit CUSIP Number:	48513MAF7

2.    Appointment of Successor Administrative Agent.
(a)     Pursuant to Section 10.6 of the Credit Agreement, the Borrower and the Required Lenders hereby appoint Wells Fargo Bank, National Association as the Administrative Agent under the Credit Agreement, and all other Loan Documents, as the successor to Bank of America (the “Preceding Administrative Agent”). The Borrower, the Agents and the Lenders further agree at the expense of the Borrower to execute, file and record any and all documents Wells Fargo reasonably believes to be necessary or desirable in order to evidence its appointment as the successor Administrative Agent.
(b)    Waiver of Notice Period. The Borrower, the Required Lenders and the Administrative Agent waive the notice period requirement under Section 10.6 of the Credit Agreement requiring five (5) Business Days’ prior written notice to the Borrower of the resignation of the Administrative Agent.
(c)    Effect of Appointment. On the Second Amendment Effective Date, (i) Wells Fargo shall succeed to and become vested with all the rights, powers, privileges and duties of the Administrative Agent under all of the Loan Documents, (ii) any reference to the term “Administrative Agent” in any Loan Document shall be deemed a reference to Wells Fargo, as successor Administrative Agent, (iii) the Preceding Administrative Agent’s rights, powers, privileges and duties under the Loan Documents shall be terminated and the provisions of Article X of the Credit Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents and (iv) all references to “Bank of America” in Article X of the Credit Agreement and Section 12.1(h) of the Credit Agreement shall be amended to refer to “Wells Fargo.”
3.    Assignments and Assumptions.

(a)    Assignments. Each of the parties hereto acknowledges and agrees that (i) the Exiting Lenders desire to sell and assign their Commitments to certain of the Continuing Lenders and to be relieved of their obligations under the Credit Agreement, and (ii) certain of the Continuing Lenders desire to purchase and assume portions of the Commitments of the Exiting Lenders and/or increase their existing Commitments. As an administrative convenience and to avoid the necessity that each of such Lenders enter into separate Assignment Agreements, the parties hereto acknowledge and agree that, effective as of the Second Amendment Effective Date, each Exiting Lender shall be deemed to have sold and assigned to the Continuing Lenders increasing their Commitments its Commitment and Loans which are outstanding on the Second Amendment Effective Date, and the Continuing Lenders increasing their Commitments shall be deemed to have purchased and assumed the Commitments and Loans of the Exiting Lenders, in each case in amounts such that the Commitments of the Lenders after giving effect thereto shall be as reflected on Schedule I attached hereto.
(b)    Exiting Lender Representations and Warranties. Each Exiting Lender hereby (i) warrants that it is the legal and beneficial owner of the interest being assigned by it pursuant to Section 3(a) hereof free and clear of any adverse claim created by such Exiting Lender and that its Commitment outstanding immediately prior to the Second Amendment Effective Date is as set forth on Exhibit A attached hereto, and (ii) except as set forth in clause (i), makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower of any of its obligations under the Credit Agreement, as modified hereby, any other Loan Document or any other instrument or document furnished pursuant thereto.
(c)    Continuing Lender Representations and Warranties. Each Continuing Lender whose Commitment will increase as a result of the operation of Section 3(a) hereof (i) represents and warrants that it is legally authorized to enter into this Agreement and to consummate the transactions contemplated by Section 3(a) hereof, (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and the transactions contemplated by Section 3(a) hereof, (iii) will independently and without reliance upon the Administrative Agent, any of the Exiting Lenders or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, as modified hereby, (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, as modified hereby, as delegated to the Administrative Agent, by the terms thereof and hereof, together with such powers as are reasonably incidental thereto, and (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement, as modified hereby, are required to be performed by it as a Lender.

(d)    Satisfaction of Section 12.1 Requirements. Notwithstanding anything to the contrary contained in the Credit Agreement, the parties acknowledge and agree that this Section 3 shall be deemed to satisfy all requirements set forth in Section 12.1 of the Credit Agreement for the assignment and assumption of the Commitments and related rights and obligations being sold and assigned pursuant hereto, including without limitation, the requirement that a separate Assignment Agreement be entered into in connection with each such sale and assignment.
(e)    Letters of Credit. Effective on the Second Amendment Effective Date, the participations in Letters of Credit under the Credit Agreement shall be adjusted to give effect to any change in the Letter of Credit Commitment of any Lender as a result of this Agreement.
(f)    THE PARTIES FURTHER ACKNOWLEDGE AND AGREE THAT THE EXITING LENDERS ARE ENTERING INTO THIS AGREEMENT SOLELY FOR THE PURPOSES OF THIS SECTION 3 AND SHALL NOT BE DEEMED TO BE BOUND BY ANY TERM OR PROVISION OF THIS AGREEMENT OTHER THAN THIS SECTION 3.
4.    Conditions Precedent. The amendments set forth in Section 1 shall become effective as of the date (the “Second Amendment Effective Date”) when, and only when, each of the following conditions precedent shall have been satisfied:
(a)    the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Administrative Agent and the Lenders;
(b)    the receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent:
(i)    copies of the Organization Documents of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization and certified by a secretary or assistant secretary of the Borrower to be true and correct as of the date hereof;
(ii)    such certificates of resolutions and/or other certificates of Authorized Officers of the Borrower as the Administrative Agent may require evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement; and
(iii)    such documents and certifications as the Administrative Agent may require to evidence that the Borrower is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation;
(c)    the receipt by the Administrative Agent of favorable opinions of legal counsel to the Borrower, addressed to the Administrative Agent and each Lender, dated as of the date hereof and in form and substance satisfactory to the Administrative Agent, addressing the execution, delivery and enforceability of this Agreement and other matters that were addressed in the opinion provided in connection with the original delivery of the Credit Agreement on August 9, 2010, with respect to this Agreement;
(d)    the receipt by the Administrative Agent of written money transfer instructions, in substantially the form of Exhibit C to the Credit Agreement, addressed to the Administrative Agent and signed by an Authorized Officer who has executed and delivered an incumbency certificate in accordance with the terms hereof, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested;
(e)    all Obligations of Borrower with respect to Loans outstanding on or before the date hereof shall have been paid; and any accrued and unpaid interest and fees (including any commitment fees and Letter of Credit Fees), and any expenses due and payable pursuant to Section 3.4 of the Credit Agreement, if any, shall have been paid; and
(f)    all fees required to be paid to the Administrative Agent, the Arrangers and the Lenders pursuant to the Fee Letter and the Administrative Agent’s Fee Letter on or before the date hereof shall have been paid.
5.    Miscellaneous.
(a)    The Credit Agreement, and the obligations of the Borrower thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The Borrower acknowledges and confirms that as of the date hereof the Borrower’s obligation to repay the outstanding principal amount of the Loans and reimburse the Issuers for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims. The Administrative Agent, each Syndication Agent, each Lender and the Borrower acknowledge and confirm that by entering into this Agreement, each party does not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or applicable Law or any of the obligations of such party thereunder.
(b)    The Borrower hereby represents and warrants as follows:
(i)    The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.
(c)    The Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Unmatured Default.
(d)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
(e)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(f)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.
[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KANSAS CITY POWER & LIGHT COMPANY,
a Missouri corporation

By: /s/ Kevin E. Bryant
Name: Kevin E. Bryant
Title: Vice President - Investor Relations and
Strategic Planning and Treasurer

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent

By: /s/ Allison Newman
Name: Allison Newman
Title: Director

LENDERS:	WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Continuing Lender, an Issuer and Swing Line
Lender

By: /s/ Allison Newman
Name: Allison Newman
Title: Director

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Continuing Lender, Syndication Agent and an Issuer
By: /s/ William Merritt
Name:    William Merritt
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Continuing Lender, Syndication Agent and as an Issuer
By: /s/ Helen D. Davis
Name:    Helen D. Davis
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

UNION BANK, N.A.,
as a Continuing Lender, Syndication Agent and as an Issuer
By: /s/ Michael Agrimis
Name:    Michael Agrimis
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Continuing Lender
By: /s/ Sreedhar R. Kona
Name:    Sreedhar R. Kona
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

BNP PARIBAS,
as a Continuing Lender
By: /s/ Francis DeLaney
Name:    Francis DeLaney
Title:    Managing Director

By: /s/ Roberto Impeduglia
Name:    Roberto Impeduglia
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Continuing Lender
By: /s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Continuing Lender
By: /s/ Sukanya V. Raj
Name:    Sukanya V. Raj
Title:    Senior Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK,
as a Continuing Lender
By: /s/ Andrew Johnson
Name:    Andrew Johnson
Title:    Director

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as a Continuing Lender
By: /s/ Andrew Taylor
Name:    Andrew Taylor
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Continuing Lender
By: /s/ John M. Eyerman
Name:    John M. Eyerman
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON,
as a Continuing Lender
By: /s/ Hussam S. Alsahlani
Name:    Hussam S. Alsahlani
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

UMB BANK, N.A.,
as a Continuing Lender
By: /s/ Robert P. Elbert
Name:    Robert P. Elbert
Title:    Senior Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

COMMERCE BANK N.A.,
as a Continuing Lender
By: /s/ Aaron M. Siders
Name:    Aaron M. Siders
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA,
as an Exiting Lender
By: /s/ Thane Rattew
Name:    Thane Rattew
Title:    Managing Director

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD.,
as an Exiting Lender
By: /s/ Chi-Cheng Chen
Name:    Chi-Cheng Chen
Title:    Vice President

KANSAS CITY POWER & LIGHT COMPANY
SECOND AMENDMENT TO CREDIT AGREEMENT

SCHEDULE I
COMMITMENTS

Lender	Commitment
Wells Fargo Bank, National Association	$58,800,000.00
Bank of America, N.A.	$58,800,000.00
JPMorgan Chase Bank, N.A.	$58,800,000.00
Union Bank, N.A.	$58,800,000.00
Barclays Bank PLC	$43,200,000.00
BNP Paribas	$43,200,000.00
Goldman Sachs Bank USA	$43,200,000.00
KeyBank National Association	$43,200,000.00
SunTrust Bank	$43,200,000.00
The Royal Bank of Scotland PLC	$43,200,000.00
U.S. Bank, National Association	$43,200,000.00
The Bank of New York Mellon	$24,000,000.00
UMB Bank, N.A.	$24,000,000.00
Commerce Bank	$14,400,000.00
Total	$600,000,000.00

LETTER OF CREDIT COMMITMENTS

Issuer	Letter of Credit Commitment
Bank of America, N.A.	$18,750,000
Wells Fargo Bank, National Association	$18,750,000
JPMorgan Chase Bank, N.A.	$18,750,000
Union Bank, N.A.	$18,750,000
Total	$75,000,000

SCHEDULE IV

CERTAIN ADDRESSES FOR NOTICES
BORROWER:

1200 Main Street
Kansas City, MO 64105
Attention: Jim Gilligan, Assistant Treasurer
Telephone: (816) 556-2084
Facsimile: (816) 556-2992
Electronic Mail: jim.gilligan@kcpl.com

ADMINISTRATIVE AGENT:
Administrative Agent’s Office
(for payments and Requests for Credit Extensions):

Wells Fargo Bank, N.A.
Charlotte, NC
ABA:
Acct:
Acct Name: Agency Services Clearing A/C
Ref: KANSAS CITY POWER & LIGHT COMPANY
Attn: Financial Cash Controls

Other Notices as Administrative Agent:

Wells Fargo Bank, National Association
1525 West W.T. Harris Blvd.
Mail Code: D1109-019
Charlotte, North Carolina 28262
Attention: Syndication Agency Services
Telephone: (704) 590 2706
Facsimile: (704) 590 2790
E-mail: agencyservices.requests@wellsfargo.com

ISSUERS:

Wells Fargo Bank, National Association
One Wells Fargo Center, 15th Floor
301 South College Street
Charlotte, North Carolina 28288-0760
Attention: Gloria Sanchez
Telephone: (713) 319-1958
Facsimile: (866) 814-5027
Email: Gloria.j.sanchez@wellsfargo.com
Email: PUGLCRequests@wellsfargo.com

Bank of America, N.A.
Trade Operations
1000 West Temple Street, 7th Floor
Mail Code: CA9−705−07−05
Los Angeles, CA 90012 1514
Attention: Sandra Leon
Telephone: (213) 580−8369
Telecopier: (213) 457−8841
Electronic Mail: sandra.leon@baml.com

JPMorgan Chase Bank, N.A.
10 S. Dearborn
Chicago, IL 60603
Attention: Ajay Prabu
Telephone: (855) 609-3359
Telecopier: (312) 256-2608
Electronic Mail: Chicago.lc.agency.activity.team@jpmchase.com

Union Bank, N.A., Trade Services Operations Department
1980 Saturn Street, V02-906
Monterey Park, CA 91755
Attention: Cris Purugganan
Telephone: (323) 720-7957
Telecopier: (323) 720−2772
Electronic Mail: cristina.purugganan@unionbank.com

EXHIBIT A

EXITING LENDER COMMITMENTS

Exiting Lender	Commitment
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$27,600,000
The Bank of Nova Scotia	$40,800,000
TOTAL	$68,400,000